UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 25, 2005

                                 ---------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

      0-15159                                         93-0780536
(Commission File Number)                       (IRS Employer Identification No.)

         One Airport Center
         7700 N.E. Ambassador Place
         Portland, Oregon                                    97220
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

At the Annual Meeting of Shareholders of Rentrak Corporation ("Rentrak") held on August 25, 2005, Rentrak's shareholders approved the Rentrak 2005 Stock Incentive Plan (the "2005 Plan"). The 2005 Plan will replace Rentrak's 1997 Non-Officer Employee Stock Option Plan and its 1997 Equity Participation Plan (the "Prior Plans"). Under the 2005 Plan, Rentrak may grant incentive or nonqualified stock options, stock appreciation rights, restricted stock or units with time-based vesting, performance shares with vesting tied to performance goals, and other equity-based awards to eligible participants, including Rentrak's officers, other key employees, nonemployee directors of Rentrak or its subsidiaries, and certain consultants. Up to a total of 1,000,000 shares of Rentrak common stock may be issued pursuant to awards granted under the 2005 Plan, subject to adjustment for changes in capitalization. In addition, shares covered by outstanding stock options under the Prior Plans that are cancelled, terminated, or otherwise expire without being exercised will become available for new grants under the 2005 Plan.

The above summary description of the 2005 Plan is qualified in its entirety by the full text of the 2005 Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference. A more detailed summary of the 2005 Plan was also included in Rentrak's definitive proxy statement filed under cover of
Schedule 14A with the Securities and Exchange Commission on July 19, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

The following exhibit is filed with this Form 8-K:

10.1  Rentrak Corporation 2005 Stock Incentive Plan.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RENTRAK CORPORATION


Dated:  August 30, 2005             By:  /s/ Mark L. Thoenes
                                         -------------------------------
                                         Mark L. Thoenes
                                         Senior Vice President and
                                          Chief Financial Officer







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